Supplement to the Prospectuses and Statements of Additional Information for:

AAL Variable Annuity Account I
AAL Variable Annuity Account II
AAL Variable Life Account I
dated April 30, 2002

The information below supplements the information in the above mentioned prospectuses and the statement of additional information for the AAL Variable Annuity Accounts I and II.

Effective July 1, 2002, AAL Capital Management Corporation (AAL CMC), the distributor of the above contracts, has changed its name to Thrivent Investment Management Inc. (Thrivent Investment Management). Any reference to AAL Capital Management Corporation is replaced with Thrivent Investment Management. Any reference to AAL CMC should be replaced with Thrivent Investment Management.

The principal address of Thrivent Investment Management is 222 West College Avenue, Appleton, WI 54919-0007.

The date of this Supplement is July 1, 2002.

Please include this supplement with your prospectus